SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           _________________________

       Date of report (Date of earliest event reported):  March 11, 1997




                                 BANKERS CORP.
            (Exact name of registrant as specified in its charter)




New Jersey                        0-18187                   22-3257724
(State or other               (Commission File              (IRS Employer
jurisdiction of                   Number)                   Identification
incorporation)                                              No.)




               210 Smith Street, Perth Amboy, New Jersey  08861
         (Address of principal executive offices, including zip code)



             Registrant's telephone number, including area code:
                                (908) 442-4100




                                     None
         (Former name or former address, if changes since last report)

Item 5.  Other Events.

      Attached as Exhibit 99.1 is Bankers Corp. press release announcing results for the year ended December 31, 1996. Also attached as Exhibit 99.2 is the unaudited Statement of Condition for Bankers Corp. as at December 31, 1996 and results of operations for the year ended December 31, 1996.

                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

March 11, 1997                      BANKERS CORP.



                                    ___________________________________
                                    Howard S. Garfield, II,
                                    Senior Vice President &
                                    Chief Financial Officer